Exhibit 10.1

[ENGLISH TRANSLATION]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT AND THE SCHEDULES HERETO MARKED BY *** HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

THIS SPECIFIC AGREEMENT is entered into by the Commission of the National Council for Scientific and Technological Research (Consejo Nacional de Investigaciones Cientificas y Técnicas, CONICET), hereupon represented by its President, Eduardo Charreau, domiciled at Rivadavia 1917, Capital Federal, hereinafter referred to as “CONICET”; Universidad Nacional del Litoral, hereupon represented by its Rector, Engineer Mario Domingo Barletta, domiciled at Bv. Pellegrini 2750, Santa Fe, hereinafter referred to as “THE UNL;” on the one hand, and on the other Bioceres Sociedad Anónima, hereupon represented by Engineer Gustavo Grobocopatel in his capacity of President, being its legal address Paraguay 777, 8th floor, office 4, Rosario, province of Santa Fe, hereinafter referred to as “THE COMPANY.”

BACKGROUND

FIRST:

The team jointly directed by PhD Raquel Chan and PhD Daniel H. González has developed certain findings which are useful for the future development of genetically modified drought-resistant plants.

SECOND:

The Parties desire to set forth the terms and conditions under which CONICET and THE UNL shall perform research work aimed at consolidating and contributing to the improvement of the findings made by PhD Chan and PhD González’s team, in order to develop genetically modified drought-resistant plants for commercial use.

THIRD:

The Company is interested in this development and desires to obtain an exclusive license to use the results of the development or exploit them commercially, whether the results turn out to be patentable or not.

FOURTH:

THE COMPANY has so far provided the funds, up to the amount of *** Argentine pesos (*** AR$), necessary to draft and file:

a) A patent application in Argentina, over the findings of the team jointly directed by PhD Raquel Chan and PhD Daniel H. González, File No. P030101532: “Gen de un factor de transcripción inducible por condiciones de estrés hίdrico y ácido abscίsico de Helianthus annuus, promoter y plantas transgénicas (Transcription factor gene induced by water deficit conditions and abscisic from Helianthus annuus, promoter and transgenic plants),” and

b) A patent application under the provisions of the Patent Cooperation Treaty (PCT), File No. 1422P-PCT: “Transcription factor gene induced by water deficit conditions and abscisic from Helianthus annuus, promoter and transgenic plants”, hereinafter referred to as “the PATENTS.”

NOW, THEREFORE, the Parties agree as follows:

PROVISIONS:

FIRST: PURPOSE

By virtue of this Agreement the COMPANY commissions CONICET and THE UNL the conduction of research related to the optimization of a system to obtain drought-resistant Arabidopsis thaliana plants using Genetic Engineering techniques that allow to properly express the sunflower hahb-4 gene, which is the subject of the PATENTS, hereinafter referred to as “THE PROJECT”.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THE PROJECT shall be carried out in accordance with the specifications set forth in the work plan as described in Exhibit I herein.

SECOND: PROJECT EXECUTING UNIT

The performance of the work undertaken by CONICET and THE UNIVERSITY shall be executed by a team of researchers, teachers, and interns of the Chair of Cellular and Molecular Biology (Cátedra de Biologίa Celular y Molecular) of the School of Biochemistry and Biological Sciences (Facultad de Bioquίmica y Ciencias Biológicas) of Universidad Nacional del Litoral.

THIRD: TECHNICAL DIRECTION

For the purpose of this Agreement, the Parties shall appoint technical directors to create permanent and effective channels of communications. CONICET and THE UNL appoint PhD Raquel Chan technical director. For its part, THE COMPANY appoints PhD Miguel Lucero.

FOURTH: OBLIGATIONS OF CONICET AND THE UNL

The obligations of CONICET and THE UNL are as follows:

a) To perform the activities set forth in the work plan as described in Exhibit I herein.

b) To submit three (3) quarterly reports, which shall account for the advances achieved regarding the results, and a comprehensive final report indicating the results obtained. The report submission terms shall be calculated as of the date of execution of this Agreement.

c) To record research-related progress on signed and sealed books on a biweekly basis, according to what Parties agree.

FIFHT: OBLIGATIONS OF THE COMPANY

The obligations of THE COMPANY shall be as follows:

a) To monitor and follow up the performance of the activities specified in the first provision and in Exhibit I herein.

b) To provide the agreed upon funds according to the estimate specified in Exhibit II herein.

c) To pay “CONICET” and “THE UNIVERSITY” a percentage of the profits which may arise from trading technological development of plants with commercial interest, or from sublicensing and/or trading the results before obtaining drought-tolerant plants species of commercial interest.

d) To afford at its own cost all expenses related to patent application, prosecution and maintenance, including the assignment of rights and other expenditures incurred because of the PATENTS application, follow-up and advocacy on behalf of CONICET and THE UNL. It is up to THE COMPANY to decide in which countries the patent National stage under the terms of PCT shall be entered into, according to the potential market of each country.

SIXTH: DURATION AND TERMINATION.

This agreement shall be binding upon the Parties from the execution thereof; its validity term shall be twelve (12) months from the start-up date of the activities, except for the ninth to eleventh provisions, and the twentieth provision, which shall remain in full effect thereon.

Failure to comply with any of the obligations established herein by either of the parties shall entitle the non-defaulting party to terminate this agreement. To that end, the non-defaulting party shall demand the defaulting party by sufficient means to observe and perform any unfulfilled obligation arising from this agreement on its part to be observed or performed hereunder, under penalty of termination. Should the defaulting party fail to observe and perform such unfulfilled obligation within thirty (30) days after the receipt of written notice thereof from the non-defaulting party, the latter may terminate this agreement. In such case, the parties shall mutually decide the manner in which the work in progress is to be concluded. That being the case, CONICET and THE UNL shall provide THE COMPANY a report of the results obtained so far and the provisions hereto about the rights of invention, ownership and commercial exploitation shall remain in force.

Should the agreement be terminated due to default by CONICET, all the information, protocols, results, and procedures related to and obtained by virtue of the project shall be and remain the sole propriety of THE COMPANY. Should the agreement be terminated due to default by THE COMPANY, all the information, protocols, results, and procedures related to and obtained by virtue of the project shall be and remain the propriety of CONICET and/or THE UNL in equal parts.

SEVENTH: PRICE:

THE COMPANY shall pay for the project as described in Exhibit I herein the total sum of *** Argentine pesos (*** AR$.) Such payment shall be made as follows: Eleven consecutive installments of *** Argentine pesos (*** AR$.) on a monthly basis, after the execution thereof; and a final payment of *** Argentine pesos (*** AR$) for the twelfth month. All payments due under the terms of this agreement shall be made by deposit of immediately available funds to the bank designated by CONICET and THE UNL, as per agreed in the estimate attached hereto as Exhibit II.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EIGHT: FUND ADMINISTRATION

The Parties agree to commission the administration of the funds which constitute the price paid by THE COMPANY to THE UNL, as per the previous provision, which shall act as Unit of Technological Cooperation (Unidad de Vinculación Tecnológica.) Of such amount, THE UNL shall retain ***% as administration expenses, and shall transfer to CONICET, to a bank specific account, another ***% of such amount as an institutional contribution. THE UNL shall administer the remaining ***% of the funds provided by THE COMPANY according to the instructions of the project’s technical direction, which shall be in compliance with the terms and conditions herein. THE UNL shall provide notice to CONICET of such administration acts.

NINTH: INTELLECTUAL PROPERTY RIGHTS

All intellectual property rights related to the results obtained under this agreement, whether partial or final, shall be and remain the propriety of CONICET and THE UNIVERSITY, in equal shares. Patents already applied for and those to be applied for in the future, and any other kind of legal registration concerning the results obtained under this agreement, whether in Argentina or in any country, shall be and remain the propriety of CONICET and THE UNL. Neither CONICET, nor THE UNL, nor THE COMPANY, shall file or prosecute patent applications or any other intellectual or industrial property rights over the results obtained under this agreement, whether before Argentine or foreign authorities or entities. Notwithstanding the provisions above, both CONICET and THE UNIVERSITY shall acknowledge the right of the intervening teachers and researchers to be identified as inventors in the patents to be applied for.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TENTH: PATENT APPLICATION EXPENSES

All expenses related to the process of application, follow-up, procurement or maintenance of intellectual property rights related to pending patents, and all expenses related to any other patent applied for at the national stage of the Patent Cooperation Treaty (PCT), or any patents applied for over the results obtained from the project to be carried out under this agreement, shall be afforded by THE COMPANY at its own cost.

ELEVENTH: LICENSE - SHARE OF THE PROFITS

CONICET and THE UNL grant THE COMPANY an exclusive license over the use or commercial exploitation of the PATENTS, as well as over the results obtained as per this agreement, whether patented or not, hereinafter referred to as THE RESULTS.

As a retribution for this license, THE COMPANY agrees to pay CONICET and THE UNL a percentage of the Net Profits earned from the trading of any product that contains or is manufactured as per the RESULTS and/or the PATENTS; or the Gross Profits earned from granting sublicenses to third parties. To that end, Net Profits shall mean and refer to Profits minus investment minus the expenses incurred.

TWELFTH: SHARE OF PROFITS ACCORDING TO TECHNOLOGICAL MILESTONES:

In order to reach an equitable share of the profits referred to in the provision above, the Parties agree that the project purpose of this Agreement represents one stage in the technological development of the plants of commercial interest, and that the share of the profits may vary as follows as technological milestones are achieved:

a) As regards profits arising from the trading of the technological development occurred before the end of stage 1 of the research project directed by PhD Raquel Chan under this agreement,***percent (***%) of THE COMPANY’s profits correspond to CONICET and THE UNL in equal shares, and *** percent (***%) to THE COMPANY.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b) As regards profits arising from the trading of the technological development occurred after the end of stage 2, that is, after the fulfillment of stage 1 and the transformation of crops of commercial interest, *** percent (***%) of THE COMPANY’s profits correspond to THE COMPANY and *** percent (***%) shall be distributed as follows: *** percent (***%) corresponds to CONICET and THE UNL in equal shares, and *** percent (***%) corresponds to the Institution that carries out the transformation of the crop of commercial interest.

c) As regards profits arising from the trading of the technological development occurred after the end of stage 3, that is, after the fulfillment of stages 1 and 2 and of the field trials, *** percent (***%) of THE COMPANY’s profits correspond to THE COMPANY and *** percent (***%) snail be distributed as follows: *** percent (***%) corresponds to CONICET and THE UNL in equal shares, *** percent (***%) corresponds to the institution that carries out the transformation of crop of commercial interest, and *** percent (***%) corresponds to the institution that practices the field trials.

Notwithstanding the provisions of this article, both CONICET and THE UNL acknowledge, according to their internal regulations, the right of the intervening teachers and researchers to have a share of profits.

THE COMPANY shall not be held liable for the payment of royalties or any other kind of compensation to the intervening teachers or researchers with regard to the profits earned from the commercialization or exploitation of the PATENTS.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Institutions that may participate in the performance of stages 2 and 3 shall represent their knowledge and acceptance of the terms and conditions herein, especially as regards the percentages set forth in this provision.

THIRTEENTH: COMMERCIALIZATION – SALE OF PRODUCTS BY THIRD PARTIES - SUBLICENSES

THE COMPANY may grant sublicenses to third parties over the PATENTS and/or RESULTS obtained under this agreement, at any stage or technological milestone described before, and shall pay CONICET and THE UNL the share of the profits specified in the TWELFTH provision.

If a third party sells a product acting as a sales agent of THE COMPANY, THE COMPANY shall notice CONICET and UNL and liquidate the profits as if the products that contain or are manufactured as per the PATENTS and/or the RESULTS were sold directly by THE COMPANY.

FORTEENTH: REPORTS - TERMS - AUDITS

Whether THE COMPANY decides to grant sublicenses or to exploit the PATENTS and/or the RESULTS commercially, directly or through third parties, pursuant to the TWELFHT provision, CONICET and THE UNL shall be entitled to a share in the profits over the fixed sums collected, or over the sales volume in case of commercial exploitation, direct or through third parties, that shall be made effective within sixty (60) consecutive days after the expiration of each royalty period. Liquidations for CONICET and THE UNL shall be accompanied by a report of THE COMPANY indicating the way in which such payment was calculated. THE COMPANY agrees to keep updated and complete records of the sales of products that contain or are manufactured as per the PATENTS and/or RESULTS, whether such sales take place through third parties on behalf of THE COMPANY or by THE COMPANY itself. THE COMPANY shall allow CONICET, THE UNL, or a designated person, to audit its accounting records and to inspect the industrial plant and/or production sites of the products containing or manufactured as per the PATENTS and/or the RESULTS. The expenses arising from such audits shall be afforded solely by whoever performs them.

FIFTEENTH: FAILURE TO EXPLOIT THE RESULTS COMMERCIALLY

If THE COMPANY fails to commercially exploit or to sufficiently exploit the patents and/or the research results obtained under this agreement, at CONICET and THE UNL’s request, both Institutions may agree either to revoke the license, in which case THE COMPANY shall be entitled to recover the expenses incurred because of the RESULTS development, or to continue the joint ownership granting exploitation licenses over the PATENTS and/or RESULTS to other Companies. To that extent, insufficient exploitation shall be deemed to have occurred if the industrial and commercial implementation of a final product does not take place within twenty-four (24) months of the date in which such implementation could have begun. This term may be extended due to technical difficulties considered reasonable by CONICET, THE UNL and THE COMPANY’S technical directors, as well as due to delays beyond THE COMPANY and/or its sublicensees’ control related to the process of industrial plant and product approval by applicable authorities.

SIXTEENTH: CONFIDENTIALITY

The Parties hereto agree to preserve the confidentiality of the information which comes to their knowledge because of the PROJECT under this agreement, which shall not be disclosed to, used or acquired by third parties without the proprietary party’s consent. This obligation of confidence shall remain in full force even in the event of termination of this agreement.

Additionally, CONICET, THE UNL and THE COMPANY agree to preserve the confidentiality of the research performed under this Agreement. To that end, each Party shall take the necessary measures to ensure the confidential treatment of the information by its employees, and shall be liable for any infringement by its employees to the provisions hereof.

Confidential information refers to all the information that is so labeled by the disclosing party. The information complying with the terms specified under Argentine Law No. 24.766 shall be regarded as confidential, namely:

“Information which is secret, in that it is not publicly known or easily accessible, as a whole or in the exact configuration of its components, by those involved in the fields in which such information is normally used; b) Information with trade value due to its confidentiality; c) Information which has been subject to reasonable measures taken by those who have legitimate control over it to maintain its confidentiality.”

The non-disclosure obligation involves all information, whether it may be provided orally, in writing, or via electronic or magnetic means, optical disk, microfilm, film or by any other means.

SEVENTEENTH: PUBLICATION

None of the Parties shall make the results obtained under this agreement public without the other Parties’ written consent. Any publication made shall refer to the parties hereinto and mention that the publication is the result of research conducted as per this agreement, as well as its authors and the extent of their participation.

THE COMPANY shall make reference to the participation of CONICET, THE UNL and the intervening researchers when disclosing any information related to the products containing the PATENTS and/or the RESULTS.

EIGHTEENTH: NO EXPENDITURES IN CHARGE OF CONICET AND THE UNL

No expenditures of any kind whatsoever shall be due by CONICET or THE UNL by virtue of the execution of this agreement.

NINETEENTH: CONTRACTUAL NATURE OF THE RELATIONSHIP

This Agreement shall not be deemed as a partnership among the Parties. Therefore, as regards the obligations undertaken by each party that have not been specified in this agreement, the parties are not to be held jointly and severally liable. CONICET and THE UNL accept exclusive liability for payment of payroll taxes for its employees who are to participate in the research object of this agreement.

TWENTIETH: CONFLICT RESOLUTION

All claims, disputes and controversies arising out of, or relating to this agreement shall be resolved by mutual agreement. The Parties hereto shall endeavor to bring the dispute to an end by arriving at a mutual decision. Should the Parties fail to arrive at a mutual decision, they shall submit the dispute to the jurisdiction of the Federal Courts of Capital Federal.

TWENTY FIRST: DOMICILES - NOTICES

For all purposes of this agreement, the Parties hereto establish their elected domiciles at the addresses first mentioned, or at the ones to be sufficiently informed in the future, where all notices and communications hereunder shall be validly served.

IN WITNESS WHEREOF, both Parties have caused this Agreement to be duly executed in three counterparts of the same tenor and to a sole effect, which are signed in the city of Buenos Aires on the       day of                           2003.

/s/	/s/
Dr. EDUARDO H. CHA REAU	ENGINEER MARIO D. BARUETTA
PRESIDENT	RECTOR - UNL

/s/